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                                                                   Exhibit 10.16

[FIREPOND LOGO]

SIGNATURE PLUS SOFTWARE LICENSE AGREEMENT ("AGREEMENT")

This Agreement is made effective this 18th day of December, 1998 by and between FirePond, Inc., a Minnesota corporation with offices at 1983 Premier Drive, Mankato, Minnesota, 56001, ("FirePond"), and BCBSM, Inc., dba Blue Cross and Blue Shield of Minnesota, a corporation having a place of business at 3535 Blue Cross Road, St. Paul, Minnesota 55122, ("Licensee").

Whereas FirePond desires to grant Licensee and Licensee desires to accept from FirePond, a license to use Signature Plus Software and the Signature Plus ToolKit upon the terms and conditions hereinafter set forth. NOW, THEREFORE, FirePond and Licensee agree as follows:

1. DEFINITIONS

   1.1. "Attachment(s)" means any writing that is specifically identified as attached to this Agreement and forming part of this Agreement and is signed by authorized representatives of both parties.

   1.2. "Documentation" means FirePond's standard documentation, which is delivered to Licensee under this Agreement, including FirePond's standard manuals, functional specifications, minimum hardware configuration required and third party software required.

   1.3. "Proprietary Information" means (i) with respect to FirePond, the Software, Tools and Documentation and any complete or partial copies thereof, the concepts, techniques, ideas and know-how in such programs, any third-party software licensed with or as part of the Software or Tools, benchmark results, and any other information identified or reasonably identifiable as confidential and proprietary information of FirePond or their licensors ("FirePond Proprietary Information"); and (ii) with respect to Licensee, information identified or reasonably identifiable as the confidential and proprietary information of Licensee ("Licensee Proprietary Information"), provided that, any part of the FirePond or Licensee Proprietary Information which: (a) is or becomes publicly available through no act or failure of the other party; or (b) was or is rightfully acquired by the other party from a source other than the disclosing party prior to receipt from the disclosing party; or (c) becomes independently available to the other party as a matter of right, shall be excluded.

   1.4. "Software" means all Signature Plus software including Signature Plus Sales (for laptops and/or desktops), Signature Plus Web (available via the Internet), and EBridge identified in the Documentation in machine-readable form licensed to Licensee hereunder, including all corrections, modifications, enhancements and updates to the Software.

   1.5. "Tools" means the Signature Plus ToolKit software identified in the Documentation in machine-readable form licensed to Licensee hereunder, including all corrections, modifications, enhancements and updates to the Software.

   1.6. "Use" means to load, execute, employ, utilize, store, or display the Software for the limited purpose of helping Licensee salespeople and customers learn about, sell and/or buy products or services manufactured, distributed or sold by Licensee and to load, execute, employ, utilize, store, or display Tools for the limited purpose of supporting the Software and to maintain, distribute and synchronize Licensee's data to be used in the Software.

   1.7. "Licensee" means those entities set forth in an Attachment "Licensee."

2. GRANT OF LICENSE


   2.1. Subject to the terms and conditions of this Agreement FirePond grants and Licensee accepts a non-exclusive, non-transferable license with rights to Use the Software, Documentation and other FirePond Proprietary Information provided by FirePond to Licensee and to sublicense the Software to the number of individuals identified in an Attachment who are authorized to Use the Signature Plus Sales version of the Software ("Named Users") and to allow access to the Software to the number of individuals identified in an Attachment [See Note] as allowed access to the Signature Plus Web version of the Software ("Concurrent Users"). In order to sublicense the Software to Named Users, Licensee shall have in effect with such Named Users agreements sufficient to obligate such Named Users to terms substantially similar to the terms of Exhibit A. Licensee may transfer the Software from one Named User to another Named User provided the Software is promptly deleted by the Named User no longer using the Software and provided Licensee shall notify FirePond quarterly of such transfers.


   2.2. Subject to the terms and conditions of this Agreement FirePond grants and Licensee accepts a non-exclusive, non-transferable license with rights to Use the Tools at the sites identified in the Signature Plus License Fee Attachment ("Designated Site(s)"). Licensee may use the Tools on as many single computer stations as needed at the Designated Site. Licensee may transfer the Tools from one Designated Site to another Designated Site upon prior written notice to FirePond. The Tools must be promptly deleted in their entirety from the Designated Site no longer in use. Licensee may use a third-party certified by FirePond to Use the Tools on behalf of Licensee.

   2.3. Licensee shall maintain accurate records of all Named Users. Upon FirePond's request, Licensee shall provide FirePond with a copy of such records and executed agreements. In addition, FirePond shall have the right to inspect such records for compliance with the terms of this Agreement no more frequently than annually, during Licensee's normal business hours and upon reasonable advance notice. Licensee shall cooperate with FirePond to ensure that each Named User upholds the requirements imposed upon them through this Agreement or the agreement set forth in Exhibit A and will take reasonable steps to ensure that such Named Users comply with such terms and conditions. Licensee shall not be required to track Concurrent Users. Licensee agrees to notify FirePond immediately after gaining knowledge of the possession, use, disclosure or reproduction of Software or Tools by any person or other party not authorized to have the benefit of such possession, use, disclosure, or reproduction and to cooperate with FirePond and its representatives in any investigation of and litigation against such unauthorized use.

   2.4. Licensee may make one copy of the Software and Tools for archival purposes. Licensee may reproduce or copy any portion of the Documentation into machine-readable or printed form for its internal use and for distribution to Named Users. Licensee shall not remove any proprietary, copyright, trademark, or service mark legend from the Software, Tools, Documentation or FirePond Proprietary Information and shall include such legends on any complete or partial copies of the Software, Tools, Documentation or FirePond Proprietary Information.

3. FEES AND PAYMENT TERMS

   3.1. In consideration of the licenses granted hereunder, Licensee shall pay to FirePond license fees for the Software and Tools as set forth in Attachments. The amount of license fees shall be calculated based on the total number of Named Users for the Software, the total number of Concurrent Users accessing the Software, and the number of Designated Sites for Tools. As set forth in an Attachment, fees for Maintenance Services shall be paid annually in advance in an amount calculated as a percentage of the License Fees. FirePond and Licensee shall agree to any other services under a separate Services Agreement.

   3.2. Travel expenses and incidental expenses of FirePond shall be billed in accordance with the current Blue Cross and Blue Shield of Minnesota Per Diem Expense Allowance for Consultants Policy, a current copy of which is attached hereto as Attachment A. FirePond shall bill such fees and expenses monthly.

   3.3. Invoices are payable in full upon receipt of invoice. If the payment of such invoice(s) is subject to a good faith dispute between the parties, the project managers at FirePond and Licensee shall use their best efforts to expeditiously resolve the dispute. If the project managers are unable to resolve the dispute within fifteen (15) days, it shall be referred to a FirePond executive or his/her designee and a Licensee executive or his/her designee for mutual resolution. If the dispute is not resolved at the executive level within fifteen


   [Note: This License Agreement is an enterprise license, accordingly there is no attachment identifying the number of individuals allowed access to the software to this agreement.]


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[FIREPOND LOGO]

   (15) days, FirePond shall have the right to bring suit on an open account. All payments are to be made in U.S. dollars. Licensee shall pay a one and one half percent penalty per month retroactive to the invoice date for payment(s) received after thirty (30) days.

4. PROPRIETARY RIGHTS

   4.1. Licensee acknowledges ownership of and title in and to all intellectual property rights, including patent, trademark, service mark, copyright, and trade secret rights, in the FirePond Proprietary Information are and shall remain in FirePond and its respective licensors.

   4.2. Except as permitted in this Agreement, Licensee shall not copy, translate, disassemble, or decompile, nor create or attempt to create, by reverse engineering or otherwise the source code from the object code of the Software or Tools licensed hereunder or use it to create a derivative work, unless authorized in writing by FirePond.

   4.3. In order to protect the rights of FirePond and Licensee in their respective Proprietary Information, FirePond and Licensee agree as follows:

   4.3.1. Neither party shall, without the other party's prior written consent, disclose, provide or make available any of the Proprietary Information of the other party in any form to any person, except to bona fide employees, officers, directors, or consultants or such party whose access is necessary to enable such party to exercise its rights hereunder. Each party agrees that prior to disclosing any Proprietary Information of the other party to any consultant, it will obtain from that consultant a written acknowledgement that such consultant will be bound by the same terms as specified in this
   Section 4.

   4.3.2. Licensee and FirePond acknowledge that any disclosure to third parties of Proprietary Information may cause immediate and irreparable harm to the owner of the disclosed Proprietary Information; therefore, each party agrees to take all reasonable steps and the same protective precautions to protect the Proprietary Information from disclosure to third parties as with its own proprietary and confidential information.

   4.4. Upon any termination hereunder, Licensee shall immediately cease Use of the Software, Tools, Documentation and other FirePond Proprietary Information and shall irretrievably delete and/or remove such items from all machines and media and return such Software, Tools, Documentation and Proprietary Information to FirePond within 30 days. Within 30 days after any termination, FirePond shall return the Licensee Proprietary Information to Licensee.

5. MAINTENANCE SERVICES

   Following expiration of the warranty period as defined in Section 7, Licensee shall purchase and FirePond shall provide Licensee the maintenance services identified in an Attachment.

6. INDEMNIFICATION

   6.1. Subject to Section 6.2, if one party promptly notifies the other party in writing of a third-party claim against it, the other party shall indemnify the notifying party against all claims, liabilities, and costs, including reasonable attorneys' fees reasonably incurred in the defense of any claim brought against the notifying party by third parties alleging that the notifying party's Use of the Software, Tools and Documentation or data or other information supplied by the other party infringes or misappropriates:
   (i) any United States patent; or (ii) a United States copyright; or (iii) trade secret rights, provided that, the notifying party promptly notifies the other party in writing of any such claim and the other party is permitted to control fully the defense and any settlement of such claim. The notifying party shall cooperate fully in the defense and may appear, at its own expense, through counsel reasonably acceptable to the other party. The other party may, in its sole discretion, settle any such claim on a basis requiring FirePond to substitute for the Software, Tools and Documentation alternative substantially equivalent non-infringing programs and supporting documentation. The other party alone shall be responsible for taking such actions which it determines are reasonably necessary or desirable in its sole discretion in connection with any infringement or alleged infringement by a third party of any portion of the Software, Tools and Documentation, provided that should the software, Tools, or Documentation as delivered by licensee become the subject of an infringement claim: Firepond at its sold expense either (i) procure for licensee the right to continue to use the Software, Tools, and Documentation as contemplated hereunder, or (ii) modify the Software, Tools, or Documentation to eliminate any infringement claim, provided that the Software and Tools' performance must remain the same as provided for in the specifications, or (iii) replace the Software and Tools with an equally suitable, compatible, and functionally equivalent non-infringing product at no additional charge to licensee. If none of these options are reasonably available to Firepond after executing its best efforts to implement such options, then Firepond shall accept return of the Software, Tools, and Documentation at Firepond's sole cost and expense and FirePond shall pay to Licensee up to $3,500,000 as liquidated damages, as amortized over five year useful life measured from the date of delivery..

   6.2. FirePond makes no representation with respect to the possibility of infringement if the claim of infringement is caused by: (1) Licensee's, Named User's or Concurrent User's misuse or modification of Software, Tools and/or Documentation; (2) Licensee's, Named User's or Concurrent User's failure to use corrections or enhancements made available by FirePond; (3) Licensee's, Named User's or Concurrent User's use of Software, Tools and/or Documentation in combination with any product or information not owned or developed by FirePond; or (4) Licensee's distribution, marketing or use for the benefit of third parties other than Named Users or Concurrent Users of Software, Tools and/or Documentation or distribution, marketing or use for the benefit of third parties.

   6.3. THE PROVISIONS OF THIS SECTION 6 STATE THE SOLE, EXCLUSIVE, AND ENTIRE LIABILITY OF FIREPOND AND ITS LICENSORS TO LICENSEE AND LICENSEE'S SOLE REMEDY WITH RESPECT TO THE INFRINGEMENT OF THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS.

7. WARRANTY

   7.1. FirePond warrants that the Software and Tools will as delivered materially conform to the functional specifications contained in the Documentation and Exhibit B-2 ("Small Group Track") for 90 days following execution of this Agreement. Services to be provided by FirePond during the warranty period are those maintenance services identified in Section 5. FirePond also warrants that the Software and Tools as delivered will be materially free of all viruses, bombs and other self enacting devices that could impair the functionality of the Software or Tools.

   7.2. Should any component of the Software or Tools fail to conform materially to the functional specifications therefore during the warranty period, FirePond's sole obligation shall be, at FirePond's option, to correct the defect by bringing the performance of the Software or Tools into material compliance with the functional specifications or to replace the defective component.


   FirePond shall use reasonable commercial efforts to correct the defect by bringing the performance of the Software into material compliance with the functional specifications or to replace the defective component within thirty
   (30) days or such longer period as is reasonable in the circumstances where FirePond proceeds with all due diligence to cure such defect. In the event FirePond is unable to correct or replace such defect within the stated time period, Licensee shall refund the then present value of such Software to Licensee, as amortized over a five (5) year useful life measured from the date of delivery.


   7.3. FirePond does not warrant that the Software or Tools will operate uninterrupted nor that they will be free from minor defects or errors which do not materially affect such performance nor that the applications contained in the Software or Tools are designed to meet all Licensee's or Named Users' or Concurrent Users' business requirements. FirePond makes no representation or warranty as to the third-party software identified in the Documentation as required to operate the Software or Tools.

   7.4. FirePond represents and warrants to Licensee that: (i) the Software and Tools shall, as delivered: (a) operate correctly and consistently with dates and times before, during, and after the year 2000, and date and time ranges before, spanning, and after 0:00 hours on January 1, 2000, and in a



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[FIREPOND LOGO]

   manner identical to that in which the Software and Tools operate with dates, times and date and time ranges prior to the year 2000; (b) utilize data structures (databases, data files, etc.) which accommodate and provide 4-digit date century recognition; (c) operate in a manner which treats the year 2000 as the year immediately following the year 1999 to 2000 without material functional or data abnormality; and (d) manage and manipulate data involving the transition of dates from 1999 to 2000 without material functional or data abnormality; (ii) the Software and Tools as delivered will lose no material functionality with respect to the introduction of record containing dates falling on or after January 1, 2000 provided that all products (for example, hardware and software) used with the Software and Tools properly exchange accurate date data with the Software and Tools. The representations and warranties provided herein shall not be limited to, and shall survive for so long as maintenance services are purchased. FirePond shall be responsible for and shall indemnify Licensee from and against all losses and damages of any kind or nature incurred by Licensee up to the amount of license fees paid hereunder as a result of any breach of the foregoing representations and warranties.

   7.5. FIREPOND DISCLAIMS ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE EXCEPT TO THE EXTENT THAT ANY WARRANTIES IMPLIED BY LAW CANNOT BE VALIDLY WAIVED.

8. LIMITATION OF LIABILITY

   8.1. Subject to the limited warranty set forth in Section 7, Licensee's sole and exclusive remedies for any damages or loss in any way connected with the Software or Tools or services furnished by FirePond, whether due to FirePond's negligence or breach of any other duty, shall be, at FirePond's option: (i) replacement of the Software or Tools or performance of services; or (ii) return or credit of an appropriate portion of any payment made or to be made by Licensee with respect to the applicable portion of the Software or Tools or services. The foregoing limitation of liability does not apply to infringement of the property rights referred to in Section 6, or to personal injury or death caused solely by the gross negligence or willful misconduct of FirePond. With respect to damage to tangible property, FirePond will not be responsible in any amount in excess of the amount by which such damage is paid by FirePond's liability insurance.

   8.2. ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, UNDER NO CIR-CUMSTANCES SHALL FIREPOND AND ITS LICENSORS BE LIABLE TO LICENSEE OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CON-SEQUENTIAL, OR INDIRECT DAMAGES, LOSS OF GOOD WILL OR BUSINESS PROFITS, WORK STOPPAGE, DATA LOSS, COMPUTER FAILURE OR MALFUNCTION, ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSS, OR EXEMPLARY OR PUNITIVE DAMAGES UNLESS SUCH DAMAGES OR LOSSES ARE DUE TO THE WILLFUL MISCONDUCT OF FIREPOND.

9. EFFECTIVE DATE, TERM AND TERMINATION

   9.1. This Agreement shall become effective upon execution by both parties and shall continue in effect unless the Agreement is terminated under the terms of Section 9.2 below.

   9.2. This Agreement and the license granted hereunder shall terminate upon the earliest to occur of the following: (i) thirty days after Licensee gives FirePond written notice of Licensee's desire to terminate this Agreement, for any reason, but only after payment of all License and Maintenance Fees then due and owing; (ii) thirty days after FirePond gives Licensee notice of Licensee's material breach of any provision of the Agreement (other than Licensee's breach of its obligations under Section 4 (Proprietary Rights ) or
   Section 11 (Assignment), which breach shall result in immediate termination), including more than thirty days delinquency in Licensee's payment of any money due hereunder, unless Licensee has cured such breach during such thirty day period; (iii) immediately if Licensee or FirePond files a petition for bankruptcy or insolvency, has an involuntary petition filed against it, commences an action providing for relief under bankruptcy laws, files for the appointment of a receiver, or is adjudicated a bankrupt concern.

   9.3. In the event of any termination hereunder, Licensee shall not be entitled to any refund of any payments made by Licensee except as otherwise provided in this Agreement.

   9.4. The following sections of this Agreement survive expiration or termination of this Agreement: Section 4 (Proprietary Rights), Section 6 (Indemnification), Section 7.4 (Warranty Disclaimer), Section 8 (Limitation of Liability), Section 11.7 (Governing Law), and Section 13 (Export Control).

10. ASSIGNMENT

   Licensee may not, without FirePond's prior written consent, assign, delegate, sublicense, pledge, or otherwise transfer this Agreement, or any of its rights or obligations under this Agreement, or the Software, Tools or Documentation, to any party, except as set forth herein. Any permitted assignment of this Agreement shall provide that the provisions of this Agreement shall continue in full force and effect and that Licensee shall guaranty the performance of its assignee and shall remain liable for all obligations hereunder.

11. GENERAL

   11.1. Force Majeure. Neither FirePond nor Licensee shall be deemed to be in default of any provision of this Agreement for any failure in performance resulting from acts or events beyond the reasonable control of FirePond or Licensee.

   11.2. No Waiver. If either party should waive any breach of any provision of this Agreement, it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision hereof.

   11.3. Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be construed without such provision.

   11.4. Agreement Binding/Entire Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and each Attachment hereto constitute the complete and exclusive statement of the agreement between FirePond and Licensee, and all previous representations, discussions, and writings are merged in, and superseded by, this Agreement. This Agreement may be modified only by a writing signed by both parties. This Agreement and each Attachment hereto shall prevail over any additional, conflicting, or inconsistent terms and conditions which may appear on any purchase order or other document furnished by Licensee to FirePond.

   11.5. Rights to Injunctive Relief. Both parties acknowledge that remedies at law may be inadequate to provide FirePond or Licensee with full compensation in the event of Licensee's material breach of Sections 2 (Grant of License),
   Section 4 (Proprietary Rights), Section 13 (Export Control), or FirePond's material breach of Section 4 with respect to Licensee's Proprietary Information, and that the non-breaching party shall therefore be entitled to seek injunctive relief in the event of any such material breach.

   11.6. Taxes and Duties. Licensee is responsible for all taxes concerning the Software and Tools, excluding taxes based on FirePond's income. If Licensee will sublicense Software to Named Users, Licensee shall submit a resale exemption certificate to FirePond. Licensee will self-asses use tax in the event Licensee does not sublicense Software or if Licensee provides Software to Named Users without consideration to Licensee.

   11.7. Governing Law. This Agreement shall be governed by and construed under the State of Minnesota law without reference to its conflicts of law principles. Any legal action or suit related to this agreement shall be brought exclusively in the courts of Minnesota. Both parties agree that the courts of Minnesota are a convenient forum for the resolution of disputes.

   11.8. Notices. All notices or reports which are required or may be given pursuant to this Agreement shall be in writing and shall be deemed duly given when delivered to the respective executive offices of FirePond and Licensee at the addresses first set forth above.

   11.9. Publicity. Neither party shall use the name of the other in publicity, advertising, or similar activity, without the prior written consent of the other.



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[FIREPOND LOGO]

12. ARBITRATION

Except for the right of either party to apply to a court of competent jurisdiction for a Temporary Restraining Order or other provisional remedy to preserve the status quo or prevent irreparable harm pending the selection and confirmation of a panel of arbitrators, and for the right of FirePond to bring suit on an open account for any payments due FirePond hereunder, (after expiration of the informal dispute resolution as identified in Section 3.3) any controversy or claim arising out of or relating to this Agreement shall be settled by arbitration in Minneapolis, Minnesota, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a panel of three members, FirePond and Licensee each selecting one member and the third member, who shall be chairman, selected by agreement between the other two members. The chairman shall be an attorney-at-law, and the other members shall have a background or training in computer law, computer science, or marketing of computer products. The arbitrators shall have the authority to grant injunctive relief in a form substantially similar to that which would otherwise be granted by a court of law.

13. EXPORT CONTROL

   13.1. Licensee shall comply with United States export rules and regulations as they relate to Software, Tools and Documentation. Without obtaining any necessary licenses, Licensee will not export or re-export outside the United States Software, Tools or Documentation, whether directly or indirectly, and will not cause, approve or otherwise intentionally facilitate others in so doing. Licensee shall indemnify FirePond against any claims, losses, liability, or damages suffered or incurred by FirePond arising out of or related to any violation by Licensee of any United States or any foreign laws or regulations relative to the Licensee or Named User use, export, or re-export of Software, Tools or Documentation to or within any country outside the United States. Licensee shall ensure that each Named User complies with United States export rules and regulations as they relate to Software.

   13.2. Licensee shall cooperate with FirePond to protect FirePond's intellectual property rights in foreign jurisdictions to which Software, Tools or Documentation are used or distributed as reasonably requested by FirePond.

   13.3. FirePond may require changes in the agreement set forth in Exhibit A from time to time or with respect to use in a particular country.


   13.4 The Licensee acknowledges that the Statement of Direction is an expression of intent for further development for the health care industry. Licensee agrees that it has not relied on the potential development in executing this Agreement and further agrees that the availability of said development shall not affect Licensee's payment obligation of the license fee set forth in the License Fee Attachment.


14. ESCROW

FirePond warrants that the source code for the Software as it is or as it becomes available, will be deposited in an escrow account maintained at Data Securities International, Inc. (the "Escrow Agent"). FirePond will from time to time deposit in an escrow account copies of all new releases of the source code for the Software.

FirePond or FirePond's trustee in bankruptcy shall authorize the Escrow Agent to make and release a copy of the source code to Licensee upon the occurrence of any of the following events:

(a) FirePond has ceased its ongoing business operations relating to the licensing of software; or
(b) FirePond fails to carry out the material maintenance obligations imposed on it pursuant to this Agreement after reasonable opportunity has been provided to FirePond to perform such obligations; or
(c) The existence of any one or more of the following circumstances, if uncorrected for more than ninety (90) days: (i) entry of an order of relief under Title 11 of the United States Code; the making by FirePond of the general assignment for the benefit of creditors; (ii) the appointment of a general receiver or trustee in the bankruptcy of FirePond's business or property; or (iii) action by FirePond under any state insolvency or similar law for the purpose of bankruptcy, reorganization or liquidation. The occurrence of the described events shall not constitute reason for the release of the source code if, within the specified ninety (90) day period, FirePond (including its receiver or trustee in bankruptcy) provides to Licensee's adequate assurances, reasonably acceptable to Licensee, of its continuing ability and willingness to fulfill all of its maintenance and support obligations.

In the event of release under this Agreement, Licensee agrees that it will treat and preserve the source code of the Software as a trade secret of FirePond in accordance with the same precautions adopted by Licensee to safeguard its own trade secrets against unauthorized use and disclosure. Release under this provision shall not extend Licensee any greater rights or lesser obligations than are otherwise provided or imposed under this Agreement.


IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Agreement to become effective as of the date first above written.

BCBSM, INC., DBA BLUE CROSS AND BLUE SHIELD OF MINNESOTA

By:    /s/ John N. Ounjian              /s/ Timothy M. Peterson
   ------------------------------------------------------------

Name:  John N. Ounjian                  Timothy M. Peterson
     ----------------------------------------------------------

Title: CIO                              CFO
      ---------------------------------------------------------

Date:  12/18/98
     ----------------------------------------------------------


FIREPOND, INC.

By:    /s/ Klaus P. Besier
   ------------------------------------------------------------

Name:  Klaus P. Besier
     ----------------------------------------------------------

Title: CEO
      ---------------------------------------------------------

Date:  12/18/98
     ----------------------------------------------------------

                                  Attachment A

                    Blue Cross and Blue Shield of Minnesota
                   Per Diem Expense Allowance for Consultants
                                January 1, 1998

Transportation
     * Air Travel -- Reimbursement will be made for air fares purchased at coach rates. The consulting firm will make all reasonable efforts to purchase tickets at the lowest competitive market rate.

     * Ground Transportation -- Reimbursement will be made for ground transportation not to exceed $40 per day.

Lodging
     *    Hotel -- Lodging will be paid at the per diem rate of $91.

Meals
     *    Meals -- Meal expense will be paid at the per diem rate of $38.

Other Expenses
     * Reimbursement for any expenses other than Transportation, Lodging, and Meals will be the responsibility of the consultant unless otherwise specified in the contract.

BCBSM, Inc. reserves the right to request and receive receipts for any expenses incurred by the contractor that pertains to this contract.

Note: Rates for lodging and meals are based on per diem allowances as published in the Federal Register, Volume 62, #231 dated Tuesday, December 2, 1997 and the U.S. Master Tax Guide.

SIGNATURES

IN WITNESS WHEREOF, the parties have signed this Attachment by their duly authorized representatives.

BCBSM, Inc. dba Blue Cross and Blue Shield        FirePond, Inc.
of Minnesota

By: /s/ John N. Ounjian, /s/ T.M. Peterson        By: /s/ Klaus P. Besier

Name: John N. Ounjian, Timothy M. Peterson        Name: Klaus P. Besier

Title: CIO, CFO                                   Title: CEO

Date: 12/18/98                                    Date: 12/18/98

[FIREPOND LOGO]

EXHIBIT A
SOFTWARE NAMED USER AGREEMENT


1. DELIVERY
Upon acceptance of these terms, Named User will be provided electronic media containing Software, as ordered by Named User through Licensee.

2. GRANT OF LICENSE
Subject to becoming effective as set forth above, Named User is hereby granted a non-exclusive, non-transferable right to use Software for the limited purpose of helping Named User and Named User's customers learn about, sell and/or buy products manufactured, distributed or sold by Licensee. Named User agrees that Software shall be used exclusively by Named User's authorized employees and only for the limited purpose set forth above. The electronic media and Software shall remain the property of Licensee and/or its suppliers. All applicable rights in patents, copyrights, trade secrets and other confidential and proprietary information, trademarks, and any other intellectual property rights in Software are and shall remain in Licensee and/or its suppliers. Named User is forbidden from copying, transferring possession, using, or permitting others to copy, possess or use the electronic media and/or Software for any purpose not specifically authorized in this Agreement. Named User warrants that any individuals authorized by Named User to access Software shall be bound by the terms and conditions of this Agreement.

3. TERM OF AGREEMENT
The term of this Agreement shall commence upon execution of the Agreement and shall continue until termination as provided herein.

4. SOFTWARE SUPPORT

   4.1 Warranty Disclaimer

   LICENSEE AND ITS SUPPLIERS MAKE AND NAMED USER RECEIVES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH NAMED USERS WITH RESPECT TO SOFTWARE, AND LICENSEE AND ITS SUPPLIERS SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTIES WHETHER AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTER. NAMED USER ASSUMES ALL RESPONSIBILITIES FOR THE SELECTION OF SOFTWARE TO ACHIEVE NAMED USER'S INTENDED RESULTS. LICENSEE AND ITS SUPPLIERS DO NOT WARRANT THAT SOFTWARE WILL MEET NAMED USER'S REQUIREMENTS OR THAT SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE.

4.2 LIMITATION OF LIABILITY EXCEPT AS PROVIDED BELOW
LICENSEE AND ITS SUPPLIERS SHALL HAVE NO LIABILITY FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES OF ANY DESCRIPTION, INCLUDING, WITHOUT LIMITATION, DAMAGES DIRECTLY OR INDIRECTLY ARISING OUT OF THE INSTALLATION, REMOVAL, USE OR NON-USE OF SOFTWARE OR LOSS OF PROFITS, WHETHER ARISING OUT OF WARRANTY OR CONTRACT, NEGLIGENCE, OR OTHER NON-INTENTIONAL TORT OR OTHERWISE. UNDER NO CIRCUMSTANCES SHALL LICENSEE'S AND ITS SUPPLIERS' LIABILITY EXCEED THE APPLICABLE LICENSE FEE PAID BY NAMED USER UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF THE ACTION. NAMED USER EXPRESSLY AGREES THAT THE LIMITATIONS OF INCIDENTAL, SPECIAL, CONSEQUENTIAL AND EXEMPLARY DAMAGES SET FORTH ABOVE ARE AGREED ALLOCATIONS OF RISK, ARE REFLECTED IN THE FEES THAT HAVE BEEN AGREED TO BETWEEN THE PARTIES HEREIN.

5. RESTRICTIONS ON USE, CONFIDENTIALITY
To the maximum extent permitted by law, Named User agrees not to reverse compile, disassemble, or otherwise reverse engineer Software or any portion thereof. Named User further agrees not to disclose, reproduce, publish, release, transfer, translate, copy or make available any portion of Software code or to prepare or copy derivative or collective works based upon and/or containing any portion of Software code. Named User agrees that all materials supplied under this Agreement shall be kept in a secure place. Named User agrees to and shall take appropriate action satisfactory to Licensee, by instruction, agreement or otherwise, with any persons permitted access to Software to ensure continuous confidentiality. All notices pertaining to use and ownership of the electronic media and Software will be retained on the electronic media and Software in the possession of Named User.

6. UNAUTHORIZED ACTS
Named User agrees to notify Licensee of the possession, use, knowledge, disclosure or reproduction of any electronic media or Software made available to Named User under this Agreement by any person, firm or organization not authorized by this Agreement to have the benefit of such possession, use, knowledge, disclosure or reproduction, and to cooperate with Licensee and its representatives in any investigation of and litigation against such person, firm or organization.

7. TERMINATION
Named User may terminate this Agreement without cause by giving Licensee thirty
(30) days written notice of termination. In the event of a material breach of this Agreement which is not corrected, this Agreement may be terminated in the following manner. The party complaining of the breach may terminate this Agreement by serving written notice on the other party of its intention to terminate the Agreement and stating the breach of the Agreement complained of, whereupon the other party shall have a period of thirty (30) days to correct the material breach; and in the event the breach is not corrected, the Agreement shall stand terminated at the end of said thirty (30) days from service of the notice. In the event the breach is corrected, the Agreement shall continue as if no breach had occurred. If this Agreement is terminated at any time, Named User shall cease use immediately of Software and shall promptly return or destroy all Licensee originals and all materials related to Software and electronic media received from Licensee and/or any other material furnished by Licensee to Named User for use by Named User in connection with this Agreement, including any modifications, and all supplementary or related program materials and information, excluding normal printouts or handouts which have been distributed to customers of Named User.

If for any reason the relationship between Licensee and its supplier of Software or between Licensee and Named User is terminated, this Agreement will be concurrently terminated, effective as of the relationship termination date.

8. GENERAL
This Agreement is entered into and shall be construed in accordance with the laws of the State of Minnesota. This Agreement constitutes the entire agreement between the parties and supersedes all other communications whether written or oral. Neither the rights granted herein nor Software or copies thereof may be licensed, assigned, or transferred by Named User. Any failure by Licensee to terminate this Agreement for any particular cause shall not be interpreted as a waiver of Licensee's right to subsequently cancel or terminate the Agreement for a later similar reason. FirePond and other third-party suppliers of Licensee are direct and intended third-party beneficiaries of this Agreement and may enforce this Agreement directly against Named User.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Agreement.

Approved as to form:

BCBSM, INC., DBA BLUE CROSS AND BLUE SHIELD OF MINNESOTA

By:    /s/ John N. Ounjian              /s/ Timothy M. Peterson
   ------------------------------------------------------------

Name:  John N. Ounjian                  Timothy M. Peterson
     ----------------------------------------------------------

Title: CIO                              CFO
      ---------------------------------------------------------

Date:  12/18/98
     ----------------------------------------------------------


FIREPOND, INC.

By:    /s/ Klaus P. Besier
   ------------------------------------------------------------

Name:  Klaus P. Besier
     ----------------------------------------------------------

Title: CEO
      ---------------------------------------------------------

Date:  12/18/98
     ----------------------------------------------------------

Exhibit B-1
Signature Plus Services Attachment


This services attachment is considered an Attachment and is governed by the provisions of the Services Agreement (hereinafter Agreement) executed by CWC and BCBSM, Inc. doing business as Blue Cross and Blue Shield of Minnesota (for the purpose of this Attachment - Client).

_______________________________________________________All amounts in U.S.($)


SERVICES
Upon execution of this Attachment, working with Client, CWC will demonstrate Signature Plus capabilities during a Proof of Concept project further identified in the Signature Plus License Fee Attachment.


COMPENSATION TO CWC
CWC and Client agree that the consultants fees for the Proof of Concept shall be a fixed fee of $225.00. CWC agrees that it will not bill Client for any consultant fees in excess of this amount without prior written consent of Client. During the term of this Attachment, as part of the fixed fee, CWC shall provide, without additional charge, up to 40 hours per week of one person's time for the Proof of Concept project identified herein.


TAXES AND DUTIES
All duties, taxes, and levies (excluding taxes based on CWC's net income) if any, shall be borne by Client.

The fees and terms of this Attachment are valid until September 23, 1998. If this Attachment is not signed by Client prior to that date, CWC may revise such fees and terms.



Exhibit B-2
Small Tract Group

 . Producing preliminary quotes (i.e. street rate quotes for each of the small group products.

 . Generating an offer (from RAPS) for each of the small group products.

 . Providing tracking and status.

 . Storing and printing sales collateral material and forms.

 . Small group consultation.

SIGNATURES

IN WITNESS WHEREOF, the parties have signed this Attachment by their duly authorized representatives.


BCBSM, Inc, dba Blue Cross and Blue         CWC Incorporation
Shield of Minnesota

By: /s/ John Ounjian /s/ T.M. Peterson      By: /s/ Klaus P. Besier

Name: John Ounjian, Timothy M. Peterson     Name: Klaus P. Besier

Title: Senior Vice President, CFO           Title: CEO

Date:  9/24/98, 9/24/98                     Date:  9/24/98

[FIREPOND LOGO]

SIGNATURE PLUS LICENSE FEE ATTACHMENT

This License Fee Attachment is considered an Attachment and is governed by the provisions of the Signature Plus Software License Agreement dated 12/8/98 (hereinafter Agreement) executed by FirePond, Inc. and BCBSM, Inc. dba Blue Cross and Blue Shield of Minnesota (for the purpose of this Attachment - Client).

                                                         All amounts in U.S. ($)
================================================================================

================================================================================
LICENSE FEES (SIGNATURE PLUS - ENTERPRISE)
================================================================================
For a fee of $[ * * * ], Client shall receive an Enterprise License, payable as follows:
$[ *  *  * ] payable upon execution of this Attachment.
$[ *  *  * ] payable March 15, 1999.
$[ *  *  * ] payable June 1, 1999.
----------
$[ *  *  * ] total

Client will be invoiced for the above stated license fee upon execution of this Attachment with the payment schedule above. The above fees are not subject to offset for any reason, including any Finder's Fee Client may earn.
================================================================================

================================================================================
LICENSE FEES (SIGNATURE PLUS - TOOLKIT) - DESIGNATED SITE
--------------------------------------------------------------------------------
Signature Plus Toolkit - Eagan Campuses of BCBSM, Inc. (Included in
above license fees) ........................................................ NA
================================================================================

================================================================================
FINDER'S FEE
--------------------------------------------------------------------------------

If Client purchases, and FirePond receives payments as described above for an Enterprise License, and if Client provides substantive Assistance in procuring binding Signature Plus License Agreements with other Blue Cross Blue Shield entities (other than those entities listed in Attachment Licensee), Client may earn a finder's fee (as provided below). For purposes of this Agreement, "Assistance" shall mean the substantive and documented introduction and recommendation of FirePond and FirePond products by Client to other Blue Cross Blue Shield entities, including serving as a reference account and providing mutually agreed access to Client's installation for purposes of demonstrations of FirePond's products. In the event Client provides such Assistance and FirePond executes such agreements, FirePond shall pay Client a finder's fee as follows:

o For each Blue Cross Blue Shield entity entering binding qualifying license agreements within two (2) years after execution of this Agreement, FirePond shall pay Client a finder's fee equal to 15% of such Blue Cross Blue Shield entities' license fees during that period (excluding any implementation, maintenance or Service Fees).

o For each Blue Cross Blue Shield entity entering binding qualifying license agreements after the first two (2) years following execution of this Agreement but before the beginning of the fourth year after execution of this Agreement, FirePond shall pay Client a finder's fee equal to 10% of such Blue Cross Blue Shield entities license fee during that period (excluding any implementation, maintenance or Service Fees).

o For each Blue Cross Blue Shield entity entering binding qualifying license agreements after the first four (4) years after execution of this Agreement but before the beginning of the sixth year after execution of this Agreement, FirePond shall pay Client a finder's fee equal to 5% of such Blue Cross Blue Shield entities license fee during that period. (excluding any implementation, maintenance or Service Fees).

o The finder's fee shall expire five (5) years from the date of Execution of this Agreement.
================================================================================

[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

[FIREPOND LOGO]

================================================================================
LIMITED SEMI EXCLUSIVE USE
--------------------------------------------------------------------------------
If Client purchases, and FirePond receives payments as described above for an Enterprise License, and if Client provides substantive Assistance in procuring binding Signature Plus License Agreements with other Blue Cross Blue Shield entities (other than those entities listed in Attachment Licensee), FirePond agrees that it shall not license, for use in Minnesota, to Health Partners, Alliana, Health Systems of Minnesota, Preferred One or Medica doing business in Minnesota for the period of December 18, 1998, to December 31, 2000. This Limited Semi Exclusive Use License does not prohibit FirePond from using the Software internally during such period, or from licensing the Software to third parties other than Health Partners, Alliana, Health Systems of Minnesota, Preferred One or Medica doing business inside and/or outside of Minnesota.
================================================================================

================================================================================
TAXES AND DUTIES
--------------------------------------------------------------------------------
All duties, taxes and levies (excluding taxes based on FirePond's net income), if any, shall be borne by Client.
================================================================================
The fees and terms in this Attachment are valid until December 18, 1998. If Client does not sign this Attachment prior to that date, FirePond may revise such fees and terms.

================================================================================
SIGNATURES
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties have signed this Attachment by their duly authorized representatives.

BCBSM, INC. DBA BLUE CROSS AND BLUE                  FIREPOND, INC.
SHIELD OF MINNESOTA

By: /s/ John N. Ounjian   /s/ Timothy M. Peterson    By: /s/ Klaus P. Besier
   ----------------------------------------------       ------------------------

Name:   John N. Ounjian       Timothy M. Peterson    Name:   Klaus P. Besier
-------------------------------------------------         ----------------------

Title:  CIO                   CFO                    Title:  CEO
-------------------------------------------------          ---------------------

Date:   12/18/98                                     Date:   12/18/98
     --------------------------------------------         ----------------------

[FIREPOND LOGO]

SIGNATURE PLUS MAINTENANCE ATTACHMENT


This maintenance attachment is considered an Attachment and is governed by the provisions of the Software License Agreement (hereinafter Agreement) executed by FirePond, Inc. and Licensee ("Licensee").
================================================================================
MAINTENANCE FEE                                           All amounts in U.S.($)
--------------------------------------------------------------------------------
PLATINUM MAINTENANCE (REQUIRED, 15% OF THE TOTAL LICENSE FEE FOR THE
SOFTWARE AND TOOLS) ................................................$[ *  *  * ]

Client may purchase maintenance in a prepaid one-year block at a rate of 15% of the license fee. Client shall elect this option at the time of execution of the applicable License option.

See chart below for definition of Silver, Gold and Platinum maintenance.

If Licensee decides to buy additional seats, FirePond will calculate the license fee based on the percentages above and pro-rate to the end of the then-current Licensee maintenance year.

Maintenance shall start at the end of the warranty period as identified in the Signature Plus Software License Agreement.

================================================================================

================================================================================
RESPONSE LEVELS
--------------------------------------------------------------------------------
FirePond shall provide support via a FirePond technical support representative to research questions and resolve issues for the four Licensee designated contacts identified in the attached schedule from 8:00 a.m. to 5:00 p.m. Central Time Monday through Friday (excluding FirePond holidays). This service will also provide a means for the Licensee designated contacts to provide feedback to FirePond on the Software and Tools.

Following is a definition of severity levels:

o     Critical: Software or Tools are non-operational.
o     High: A major function of the Software or Tools is unavailable.
o Medium: The Software or Tools are in substantial non-conformance to the functional specifications in the Documentation.
o Low: The Software or Tools substantially conform to the functional specifications in the Documentation but contain minor discrepancies.

Licensee identified problems shall be handled according to the following table.
================================================================================

-------------------------------------------------------------------------------
Severity          Silver                   Gold                  Platinum
--------  ----------------------  ----------------------  ----------------------
Critical  FirePond will use best  FirePond will use best  FirePond will use best
          efforts to respond to   efforts to respond to   efforts to respond to
          the Licensee contact    the Licensee contact    the Licensee contact
          within one business     within one business     within one business
          hour of notice and      hour of notice and      hour of notice and
          provide a fix plan      provide a fix plan      provide a fix plan
          within three business   within two business     within one business
          days.                   days                    day.
--------  ----------------------  ----------------------  ----------------------
High      FirePond will use best  FirePond will use best  FirePond will use best
          efforts to respond to   efforts to respond to   efforts to respond to
          the Licensee contact    the Licensee contact    the Licensee contact
          within four business    within four business    within four business
          hours of notice and     hours of notice and     hours of notice and
          provide a fix plan      provide a fix plan      provide a fix plan
          within four business    within three business   within two business
          days.                   days.                   days.
--------  ----------------------  ----------------------  ----------------------
Medium    FirePond will use best  FirePond will use best  FirePond will use best
          efforts to respond to   efforts to respond to   efforts to respond to
          the Licensee contact    the Licensee contact    the Licensee contact
          within one business     within one business     within one business
          day of notice and       day of notice and       day of notice and
          provide a fix plan      provide a fix plan      provide a fix plan
          within five business    within four business    within three business
          days.                   days.                   days.
--------  ----------------------  ----------------------  ----------------------
Low       FirePond will use best  FirePond will use best  FirePond will use best
          efforts to respond to   efforts to respond to   efforts to respond to
          the Licensee contact    the Licensee contact    the Licensee contact
          within two to five      within two to five      within two to five
          business days of        business days of        business days of
          notice and consider     notice and consider     notice and give
          for inclusion in the    for inclusion in the    priority consideration
          maintenance release.    maintenance release.    for inclusion in the
                                                          maintenance release.
-------------------------------------------------------------------------------

[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

[FIREPOND LOGO]

Maintenance includes issuance of upgrades as they become available from FirePond. Upon issuance of an upgrade, FirePond shall provide the support identified in this Attachment for the previous upgrade for a period of 12 months.

Maintenance service does not include the delivery of any software and associated documentation which FirePond offers as separate products which have not been licensed by Licensee.

Errors attributed to FirePond shall be those that are reproducible by FirePond on unmodified FirePond software. FirePond will use reasonable efforts to work with client to obtain corrections or workarounds to problems in third party implementations/software.

FirePond shall use reasonable commercial efforts to correct the defect by bringing the performance of the Software into material compliance with the functional specifications or to replace the defective component within thirty
(30) days or such longer period as is reasonable in the circumstances where FirePond proceeds with all due diligence to cure such defect. In the event FirePond is unable to correct or replace such defect within the stated time period, Licensee shall refund the then present value of such Software to Licensee, as amortized over a five (5) year useful life measured from the date of delivery.

All fix plan times begin when FirePond duplicates the problem.

FirePond shall have no obligation to support:

a. altered, damaged or modified (except for standard modifications utilizing the standard software tools) software or any portion of the software incorporated with or into other software;

b. Software problems caused by Licensee's negligence, abuse or misapplication, use of software other than as specified in FirePond's published and current documentation, or other causes beyond the control of FirePond;

c. Software installed on or with any Computer Hardware, Operating System, GUI, or Database Management System that is not specified in the documentation covering the software.


TAXES AND DUTIES
--------------------------------------------------------------------------------
All duties, taxes and levies (excluding taxes based on FirePond's net income), if any, shall be borne by Licensee.
================================================================================

================================================================================
MAINENTANCE FEE RENEWAL
--------------------------------------------------------------------------------
The renewal fee for the maintenance shall be based on the total license fee for the Software and Tools as identified in the Signature Plus License Fee Attachment governed by and attached to the Software License Agreement executed by FirePond and Licensee.

If payment is not made within thirty (30) days of the due date, support services will be suspended until payment is received. If payment is not received by FirePond, within 180 days of the due date, the support services will be terminated. Licensee will be required to pay a reinstatement fee to reactivate support. The cost to reactivate will be all maintenance fees in arrears.
--------------------------------------------------------------------------------

[FIREPOND LOGO]

================================================================================
FEES AND PAYMENT TERMS
--------------------------------------------------------------------------------
The maintenance identified above is payable as follows:
$[ *  *  * ] payable upon expiration of the warranty period for the Software.
$[ *  *  * ] payable March 15, 1999.
$[ *  *  * ] payable June 1, 1999.
------------
$[ *  *  * ] total

For the initial first year, Licensee will be invoiced for the above stated maintenance fee upon execution of this Attachment with the payment schedule above, and annually in advance thereafter. Maintenance fees are subject to change once during a calendar year upon sixty (60) days notice. This Attachment shall automatically renew for subsequent one-year terms unless the Agreement is terminated by sixty (60) days advance written notice prior to the end of the current maintenance year. If after any period of non-maintenance under a Signature Plus Maintenance Attachment, Licensee desires to re-establish maintenance of the Software by FirePond, Licensee shall pay all maintenance at current list prices calculated from the day maintenance was discontinued. To stay in compliance with the Agreement, all past due amounts must be paid timely in accordance with the terms of the Agreement.

Notwithstanding the foregoing, increases in annual maintenance over the initial base year maintenance shall be limited to ten (10) percentage.

================================================================================

The fees and terms in this Attachment are valid until December 18, 1998. If this Attachment is not signed by Licensee prior to that date, FirePond may revise such fees and terms.

================================================================================
SIGNATURES
--------------------------------------------------------------------------------

BCBSM, INC. DBA BLUE CROSS AND BLUE                  FIREPOND, INC.
SHIELD OF MINNESOTA

By: /s/ John N. Ounjian   /s/ Timothy M. Peterson    By: /s/ Klaus P. Besier
   ----------------------------------------------       ------------------------

Name:   John N. Ounjian       Timothy M. Peterson    Name:   Klaus P. Besier
-------------------------------------------------         ----------------------

Title:  CIO                   CFO                    Title:  CEO
-------------------------------------------------          ---------------------

Date:   12/18/98                                     Date:   12/18/98
     --------------------------------------------         ----------------------

[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

                             "Licensee Attachment"

Affiliated Community Health Network, Inc.
Aspen Plus Health Network
Atrium Health Plan, Inc.
Aware Dental Services, LLC
Aware Integrated, Inc.
BCBSM, Inc.
BCBSM Foundation, Inc.
BCBSM Population Health, Inc.
Behavioral Health Services, Inc.
Capital Asset Care, Inc.
Care Delivery Management, Inc.
Comprehensive Managed Care, Inc.
Dakota Community Health Network, Inc.
Delta Dental Plan of Minnesota
Employer Provider Network, Inc.
First Integrated Exclusive Provider Organization
First Integrated Holding Company
First Plan of Minnesota
HMO Minnesota dba Blue Plus
MII, Inc.
MII Casualty, Incorporated
MII Life, Incorporated
MII Services, Inc.
Pharmacy Gold, Inc.
Prairie Community Health Network, Inc.
Prime Therapeutics, Inc.
River Bend Community Health Network, Inc.

IN WITNESS WHEREOF, the parties have so agreed:

BCBSM, Inc. dba Blue Cross and Blue Shield of Minnesota

By: /s/ John N. Ounjian, /s/ T.M. Peterson
Name: John N. Ounjian, Timothy M. Peterson
Title: CIO, CFO
Date: _____________________________________

CWC Incorporated

By: /s/ Klaus P. Besier
Name: Klaus P. Besier
Title: CEO
Date: 12/18/98

[FIREPOND LOGO]

LICENSEE DESIGNATED CONTACTS

================================================================================
CONTACT #1
--------------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------

Business Phone:
               -----------------------------------------------------------------

Business Fax:
             -------------------------------------------------------------------

E-mail:
       -------------------------------------------------------------------------
================================================================================
CONTACT #2
--------------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------

Business Phone:
               -----------------------------------------------------------------

Business Fax:
             -------------------------------------------------------------------

E-mail:
       -------------------------------------------------------------------------
================================================================================
CONTACT #3
--------------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------

Business Phone:
               -----------------------------------------------------------------

Business Fax:
             -------------------------------------------------------------------

E-mail:
       -------------------------------------------------------------------------
================================================================================
CONTACT #4
--------------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------

Business Phone:
               -----------------------------------------------------------------

Business Fax:
             -------------------------------------------------------------------

E-mail:
       -------------------------------------------------------------------------

================================================================================